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                GENERAL AMERICAN LIFE INSURANCE COMPANY
                         PROSPECTUS SUPPLEMENT
                         Dated August 30, 1999


This page supplements General American Life Insurance Company's variable product prospectuses as set forth below. Please keep this supplement with your prospectus for future reference.


GenAmerica Corporation and Metropolitan Life Insurance Company have announced a definitive agreement whereby MetLife will acquire GenAmerica and its subsidiaries, including General American Life Insurance Company. The acquisition will not affect any of the terms or conditions of your contract or make MetLife a party to your contract. The transaction is expected to be completed in approximately four to six months and is subject to regulatory approval and certain other conditions.

Headquartered in New York City since 1868, MetLife is a leading provider of insurance and financial services to a broad spectrum of individual and group customers. The company, with approximately $357.7 billion worth of assets under management as of December 31, 1998, provides individual insurance and investment products to approximately 9 million households in the United States. MetLife also serves over 33 million people by providing group insurance and investment products to corporations and other institutions.